Notes Receivable Principal Payments (Net of Reserves and Unamortized Discounts and Interest Rates) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 28, 2012
Receivables [Abstract]
2014	$ 36
2015	85
2016	4
2017	3
2018	5
Thereafter	45
Senior, mezzanine, and other loans	$ 178	$ 242
Weighted average interest rate at year-end 2013	4.60%
Range of stated interest rates at year-end 2013, minimum	0.00%
Range of stated interest rates at year-end 2013, maximum	8.00%